Exhibit 99.3

                            JOINT FILERS' SIGNATURES


/s/ Jeff Horing                                            June 1, 2009
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Insight Venture Partners IV (Co-Investors), L.P.           Date
Signature of Reporting Person


/s/ Jeff Horing                                            June 1, 2009
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Insight Venture Partners (Cayman) IV, L.P.                 Date
Signature of Reporting Person


/s/ Jeff Horing                                            June 1, 2009
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Insight Venture Partners IV (Fund B), L.P.                 Date
Signature of Reporting Person


/s/ Jeff Horing                                            June 1, 2009
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Insight Venture Associates IV, L.L.C.                      Date
Signature of Reporting Person


/s/ Jeff Horing                                            June 1, 2009
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Insight Holdings Group, LLC                                Date
Signature of Reporting Person